ADVISORS DISCIPLINED TRUST 835

                          SUPPLEMENT TO THE PROSPECTUS


     The trust's name has been changed to Agri-Business Opportunities Portfolio, Series 2012-1.

     Supplement Dated:  May 1, 2012








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